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VALIC COMPANY I

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VALIC COMPANY I
2929 ALLEN PARKWAY
HOUSTON, TEXAS 77019
April 12, 2010

Dear Shareholder:
You are receiving the enclosed Proxy Statement because you owned interests in the Core Value Fund (the “Fund”), a series of VALIC Company I (“VC I”), as of the close of business on March 19, 2010. At an in-person meeting on January 25-26, 2010, the Board of Directors (the “Board”) of VC I approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the Fund. The new investment sub-advisory agreement is subject to approval by the shareholders of the Fund.
A special joint meeting of the shareholders of the Fund (the “Special Meeting”) will be held at the offices of VALIC, at The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019, on Friday, June 4, 2010, at 2:00 p.m. Central Time, to vote on the following proposal:
-	To approve a new investment sub-advisory agreement between VALIC and SunAmerica, which provides that SunAmerica will manage a portion of the assets of the Fund.
In addition, this Proxy Statement includes information regarding the Board’s approval of a new investment sub-advisory agreement between VALIC and BlackRock Investment Management, Inc. (“BlackRock”), which provides that BlackRock will also manage a portion of the assets of the Fund. The Board also approved the new investment sub-advisory agreement with BlackRock at the meeting held on January 25-26, 2010. You are not being asked to approve the investment sub-advisory agreement between VALIC and BlackRock.
At a subsequent meeting of the Board held on February 24, 2010, the Board approved a change to the Fund’s name. Effective June 7, 2010, the Fund’s name will change from the Core Value Fund to the Dividend Value Fund.
As the owner of a variable annuity or variable life insurance contract or certificate issued by VALIC or other affiliated life insurance company, you have the right to instruct VALIC or such affiliated life insurance company how to vote your shares of the Fund at the Special Meeting to be held on June 4, 2010. As a participant in a qualified employer-sponsored retirement plan that invests in the Fund without a variable annuity contract, or as an owner of an Individual Retirement Account where VALIC is the custodian, you may vote your shares directly. The Board recommends that you vote “FOR” the proposal. The Proxy Statement contains detailed information about the proposal, and VALIC recommends that you read it carefully before voting. VALIC has also attached a “Questions and Answers” section to assist you in evaluating the proposal.
Should you have any questions regarding the enclosed Proxy Statement, please feel free to call VALIC Client Services at 1-800-448-2542. On behalf of the Board, I extend our appreciation for your continued support and investment.
Sincerely,

Kurt W. Bernlohr
President

A proxy card or voting instruction card for the Fund is enclosed along with the Proxy Statement. Please vote your shares or provide voting instructions today by signing and returning the enclosed proxy card or voting instruction card for the Fund in the postage prepaid envelope provided, or follow the instructions on the proxy card and voting instruction card to vote by telephone or over the internet.

IMPORTANT NEWS FOR SHAREHOLDERS QUESTIONS AND ANSWERS
IF VOTING BY MAIL INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL
ADDITIONAL INFORMATION
OTHER BUSINESS
ANNUAL REPORTS
SHAREHOLDER PROPOSALS
VOTING INFORMATION
HOUSEHOLDING
ADJOURNMENT

IMPORTANT NEWS FOR SHAREHOLDERS
QUESTIONS AND ANSWERS
Q.	Why am I receiving this proxy statement?
A.	This proxy statement has been mailed to you so that you may vote on the proposal concerning your investment in the Fund. For participants who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or other affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly.

For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”

Q.	What is being proposed?

A.	You are being asked to approve the following proposal:

To approve a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. (“SunAmerica”) with respect to the Core Value Fund (the “Fund”).

Reason for the Proposal

The current sub-adviser of the Fund is American Century Investment Management, Inc. (“American Century”). At the meeting held on January 25-26, 2010, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of American Century as the Fund’s sub-adviser and approved an investment sub-advisory agreement between VALIC and SunAmerica (the “SunAmerica Sub-Advisory Agreement”), subject to shareholder approval. The Board believes that the addition of SunAmerica as a co-sub-adviser of the Fund will help improve the Fund’s returns and lead to more consistent performance. If the proposal is approved by shareholders, SunAmerica would assume the role of co-sub-adviser of the Fund.

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Q.	Are there other sub-adviser changes to the Fund?

A.	Yes. At the January 25-26, 2010 meeting, the Board also approved a new investment sub-advisory agreement between VALIC and BlackRock Investment Management, Inc. (“BlackRock”) (the “BlackRock Sub-Advisory Agreement”), wherein BlackRock would serve as a co-sub-adviser of the Fund. As with the addition of SunAmerica, the Board believes the addition of BlackRock will also help to improve the Fund’s performance and provide more consistent performance. BlackRock will begin to serve as a co-sub-adviser of the Fund effective June 7, 2010.

Q.	Who is SunAmerica?

A.	SunAmerica is a proposed co-sub-adviser of the Fund. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is a subsidiary of AIG Retirement Services, Inc. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. In addition, SunAmerica sub-advises several VC I and VALIC Company II (“VC II”) funds and serves as the administrator of all VC I and VC II funds.

Q.	Who is BlackRock?

A.	BlackRock is a proposed co-sub-adviser of the Fund. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc., a global investment manager. Bank of America (through its ownership of Merrill Lynch) and The PNC Financial Services Group, Inc. own approximately 47.4% and 31.5%, respectively, of the outstanding capital stock of BlackRock.

Q.	Why am I being asked to vote on the proposal to approve the SunAmerica Sub-Advisory Agreement but not being asked to approve the BlackRock Sub-Advisory Agreement?

A.	VC I has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested Directors as defined by the Investment Company Act of 1940, as amended, however, must first approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be beneficial to shareholders. Based on the Order, the Fund is required to provide information to shareholders about the new sub-adviser and the investment sub-advisory agreement within 90 days of such a change. On January 26, 2010, the

Board approved the BlackRock Sub-Advisory Agreement. BlackRock will begin to co-sub-advise the Fund effective June 7, 2010. This statement is being provided to you to satisfy this notice requirement.

The Order, however, does not permit VC I to enter into new investment sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I without first obtaining shareholder approval. Since SunAmerica is an affiliate of VALIC and VC I, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.

Q.	Will there be any changes to the Fund’s investment objective, investment strategy, portfolio management, or management fees in connection with the change of sub-adviser?

A.	The Fund’s investment objective, to seek capital growth by investing in common stocks with income as a secondary objective, will not change. However, the Fund’s investment strategy will change. Currently, approximately 50% of the Fund’s assets are managed using the American Century’s quantitative income and growth investment strategy, which employs quantitative management techniques. The remainder of the Fund’s assets are currently managed utilizing American Century’s large company value investment strategy, which under normal market conditions, invests at least 80% of those assets in equity securities of large capitalization companies. Effective June 7, 2010, the Fund’s investment strategy would be revised to reflect that the Fund, under normal circumstances, will invest at least 80% of its assets in dividend-paying equity securities. The Fund will continue to be able to invest in securities of companies with any market capitalization, but will generally focus on large cap securities. If approved by shareholders, management anticipates that BlackRock will manage approximately 65% of the Fund’s assets while SunAmerica will manage the remaining 35% of the Fund’s assets.

As a result of the change to the Fund’s investment strategy, the Fund’s name will be changed from the “Core Value Fund” to the “Dividend Value Fund.”

The sub-adviser change will not result in any changes to the Fund’s total expenses. The Fund’s advisory fee rate will decrease following the sub-adviser change; however, it will not affect the Fund’s total expenses because the Fund’s total expenses will remain above its contractual expense limitation.

Q.	What will happen if the proposal is not approved by shareholders of the Fund?

A.	In the event that shareholders of the Fund do not approve the SunAmerica Sub-Advisory Agreement, SunAmerica will not serve as a sub-adviser to the Fund, and the Board will consider what further actions to take, if any. In addition, BlackRock would serve as the sole sub-adviser effective June 7, 2010.

Q:	How does the board recommend that I vote?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

Q:	How do I vote my shares?

A:	You can provide voting instructions using the enclosed voting instruction card or in person at the special meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards” on the next page.

You can vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or (3) attending the meeting in person.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since VALIC or an affiliated life insurance company, on behalf of its Separate Account(s), will vote Fund shares in the same proportions as the instructions received from all Contract owners invested in the Fund. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.

Please cast your vote on this important proposal as soon as possible.

Q:	How many votes are needed to approve the Proposal?

A:	The Proposal must be approved by the affirmative vote of the lesser of (a) more than 50% of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present.

Q.	Whom may I contact if I have questions about the Proxy Statement?

A.	Please call VALIC Client Services at 1-800-448-2542.
To Our Group Deferred Compensation Contract Owners:
As the group contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants’ instructions for voting.
•	Should you decide to give voting instructions, please complete the voting instruction section of the enclosed card. We request that you clearly mark your vote for the proposal on the card. We will then disregard any voting instructions received from individual participants within your Contract.

•	Alternatively, if you want us to accept voting instructions from your individual participants, please complete the “Group Authorization” section of the enclosed card. This will allow us to follow the voting instructions from the individual participants.
Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

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IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS
The following general rules for signing Voting Instruction Cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.
3.	All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

VALIC COMPANY I
Core Value Fund
2929 Allen Parkway
Houston, Texas 77019
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to Be Held on June 4, 2010
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Core Value Fund of VALIC Company I will be held in Meeting Room 2, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. Central Time on Friday, June 4, 2010, for the following purposes:
1.	To approve a new Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and SunAmerica Asset Management Corp. with respect to the Core Value Fund; and

2.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.
Only shareholders of record at the close of business on March 19, 2010, are entitled to vote at this meeting and any adjournment thereof.
By Order of the Board of Directors,
NORI L. GABERT
Secretary

PROXY STATEMENT
Special Meeting of Shareholders of the
VALIC Company I
Core Value Fund
To Be Held On June 4, 2010
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Core Value Fund (the “Fund”) of VALIC Company I (“VC I”) to be used at the Special Meeting of Shareholders (the “Meeting”), and any adjournments thereof, to be held on June 4, 2010, 2:00 p.m. Central Time at Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019.
VC I is an open-end management investment company organized as a Maryland corporation on December 7, 1984. VC I is authorized to issue shares of common stock of the Fund. The Fund commenced operations on December 8, 2000.
The approximate date on which this Proxy Statement and the enclosed proxy card(s) are first being mailed to shareholders is April 12, 2010.
For shareholders who own a variable annuity or variable life insurance contract or certificate (a “Contract”) issued by a separate account (“Separate Account”) of The Variable Annuity Life Insurance Company (“VALIC”) or by an affiliated life insurance company, you have the right to instruct the issuer of the Contract how to vote Fund shares that are attributable to your Contract. However, participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions. Contract votes for which no timely instructions are received will be voted in the affirmative, the negative, or in abstention, in the same proportion as those shares for which instructions have been received from other Contract owners. If you are a participant in a qualified employer-sponsored retirement plan (“Plan”) that invests in the Fund without a variable annuity contract, or are the owner of an Individual Retirement Account (“IRA”) where VALIC is custodian, you may vote your Fund shares directly. For convenience, we refer to Contract owners, certificate holders, Plan participants and IRA owners collectively as “shareholders.”
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on June 4, 2010.

The Fund provides periodic reports to all of its shareholders which highlights relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s most recent annual and semi-annual report, without charge, by calling 1-800-448-2542 or by writing to VALIC Company I at 2929 Allen Parkway, Houston, Texas 77019
This proxy statement is available at the website: https://www.proxyweb.com.

PROPOSAL
To approve a new Investment Sub-Advisory Agreement between
VALIC and SunAmerica Asset Management Corp. (“SunAmerica”)
with respect to the Core Value Fund (the “Fund”).
Introduction
The current sub-adviser of the Fund is American Century Investment Management, Inc. (“American Century”). At a meeting held on January 25-26, 2010, management proposed and the Board approved a new investment sub-advisory agreement between VALIC and SunAmerica (the “SunAmerica Sub-Advisory Agreement”), which provides that SunAmerica would serve as a co-sub-adviser of the Fund. VALIC, however, for reasons set forth below, is seeking the approval of shareholders to enter into the SunAmerica Sub-Advisory Agreement. If approved, SunAmerica would join BlackRock Investment Management, Inc. (“BlackRock”) as a co-sub-adviser of the Fund on or about June 7, 2010.
VC I has received an exemptive order (the “Order”) from the Securities and Exchange Commission (“SEC”) that allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval. The Board, including a majority of the disinterested Directors as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), must first approve each new investment sub-advisory agreement. The Order does not permit VC I to enter into a new investment sub-advisory agreement with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since SunAmerica is an affiliate of VALIC and VC I, the Board is seeking your approval of the SunAmerica Sub-Advisory Agreement.
General
VALIC serves as the investment adviser of the Fund pursuant to an investment advisory agreement entered into on January 1, 2002, the continuation of which was last approved by the Board at an in-person meeting held on August 3-4, 2009 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, VALIC has agreed to furnish investment advisory and management services to the Fund. As compensation for VALIC’s services to the Fund under the Advisory Agreement, the Fund pays VALIC monthly an annual fee based on the Fund’s average daily net assets. During the fiscal year ended May 31, 2009, the Fund paid to VALIC $924,279, or 0.77% of the Fund’s average daily net assets, for advisory services rendered.

VALIC may delegate its advisory functions to sub-advisers but remains responsible for monitoring the performance of a sub-adviser and its compliance with VALIC’s and the Fund’s policies and procedures. Despite VALIC’s delegation of its advisory function to a sub-adviser with respect to the Fund, VALIC provides ongoing management supervision, policy direction and legal services to the Fund.
American Century currently serves as the sub-adviser to the Fund and manages the Fund’s investment portfolio on a day-to-day basis pursuant to an investment sub-advisory agreement with VALIC (the “American Century Sub-Advisory Agreement”). The American Century Sub-Advisory Agreement was last approved at an in-person meeting held on August 3-4, 2009.
For reasons described below, on January 26, 2010, the Board, including the Independent Directors, unanimously approved the termination of American Century as a sub-adviser and approved an amendment to the SunAmerica Sub-Advisory Agreement wherein SunAmerica would serve as a replacement co-sub-adviser of the Fund subject to approval by the Fund’s shareholders. If the shareholders of the Fund approve the SunAmerica Sub-Advisory Agreement, SunAmerica will begin managing a portion of the Fund’s assets effective on or about Monday, June 7, 2010.
Why am I being asked to approve the SunAmerica Sub-Advisory Agreement?
The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new investment advisory agreement. Although the Order permits VC I to enter into new investment sub-advisory agreements, without shareholder approval, such order does not permit VC I to enter into new investment sub-advisory agreements with a sub-adviser that is an affiliated person of VALIC or VC I unless it first obtains shareholder approval. Since VALIC and SunAmerica are indirect, wholly-owned subsidiaries of AIG, and are therefore affiliated persons of each other, you as a shareholder of the Fund are being asked to approve the SunAmerica Sub-Advisory Agreement.
Who is SunAmerica?
SunAmerica is organized as a Delaware corporation and is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company (“SAAL”), located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. SAAL is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is also affiliated with VALIC. As of February 28, 2010, SunAmerica managed, advised and/or administered more than $38.5 billion of assets.

The following chart lists the principal executive officers and directors of SunAmerica and their principal occupations.

Position with SunAmerica and
Name	Principal Occupation
Peter A. Harbeck	Director; President and Chief Executive Officer of SunAmerica
Jay S. Wintrob	Director; President and Chief Executive Officer of SunAmerica Financial Group
Christine A. Nixon	Director; Senior Vice President, General Counsel and Secretary of SunAmerica Financial Group
The business address for SunAmerica and Mr. Harbeck is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 90054. The business address for Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Los Angeles, California 90067.
What are the key terms of the SunAmerica Sub-Advisory Agreement?
Under the SunAmerica Sub-Advisory Agreement, SunAmerica will provide an investment program for the Fund and will be responsible for the investment and reinvestment of a portion of the Fund’s assets. The SunAmerica Sub-Advisory Agreement is attached as Exhibit A. SunAmerica will be responsible for selecting securities for the Fund, subject to VALIC’s oversight. SunAmerica may place trades through brokers and dealers of its choosing and will take into consideration the quality of the brokers’ services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SunAmerica shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the SunAmerica Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of SunAmerica’s obligations or duties.
The SunAmerica Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The SunAmerica Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days’ written notice.

Will the Fund’s advisory and sub-advisory fees change?
The advisory fee rate payable by the Fund to VALIC will decrease effective June 7, 2010. Also, the aggregate sub-advisory fees paid by VALIC to SunAmerica and BlackRock will decrease. As noted previously, VALIC earned $924,279 in advisory fees for the fiscal year ended May 31, 2009. If the new advisory fee rate had been in effect for the fiscal year ended May 31, 2009, VALIC would have earned $900,272, a difference of $24,007.
For sub-advisory services rendered during such period, VALIC paid American Century, the current sub-adviser of the Fund, $536,283, or 0.45% of the Fund’s average daily net assets. VALIC retained $387,996 of its advisory fees after the payment of sub-advisory fees and excluding amounts reimbursed to the Fund ($173,249) pursuant to contractual expense caps. The sub-advisory fee rates payable to SunAmerica and BlackRock are lower than the sub-advisory fee rate payable to American Century.
If BlackRock and SunAmerica had served as sub-advisers to the Fund for the fiscal year ended May 31, 2009 with BlackRock managing approximately 65% of the Fund’s assets and SunAmerica managing 35% of the Fund’s assets, VALIC would have paid aggregate sub-advisory fees in the amount of $420,126. This represents a $116,157, or 22%, decrease in the sub-advisory fees paid over the actual amount paid during the fiscal year 2009. VALIC would have retained more of its advisory fee if BlackRock and SunAmerica had served the Fund for the fiscal year ended May 31, 2009.
Will there be changes to the Fund’s investment goal and strategy?
While there will be no changes to the Fund’s investment objective, the Fund’s investment strategy will change. Currently, approximately 50% of the Fund’s assets are managed using the American Century’s quantitative income and growth investment strategy, which employs quantitative management techniques. The remainder of the Fund’s assets are currently managed utilizing American Century’s large company value investment strategy, which under normal market conditions, invests at least 80% of those assets in equity securities of large capitalization companies. Effective June 7, 2010, the Fund’s investment strategy would be revised to reflect that the Fund, under normal circumstances, will invest at least 80% of its assets in dividend-paying equity securities. The Fund will continue to be able to invest in securities of companies with any market capitalization, but will generally focus on large cap securities. As a result of the change to the Fund’s investment strategy, the Fund’s name will be changed from the “Core Value Fund” to the “Dividend Value Fund.” Management anticipates that BlackRock will manage approximately 65% of the Fund’s assets while SunAmerica will manage the remaining 35% of the Fund’s assets.

Does SunAmerica manage other funds with a similar investment objective and strategy?
Yes. SunAmerica serves as the adviser of the following fund, which has an investment objective and strategy similar to the Fund:

	Assets
	(as of 2/28/10)	Advisory Fee
Fund Name	(in millions)	Rate
SunAmerica Focused Dividend Strategy Portfolio	$186.6	0.35% on all assets
For the fiscal year ended October 31, 2009, SunAmerica did not waive or reimburse any portion its advisory fees for the Focused Dividend Strategy Portfolio.
Does SunAmerica provide any additional services to the Fund?
In addition to serving as a sub-adviser to other VC I and VALIC Company II (“VC II”) funds, SunAmerica has entered into administrative services agreements with each of VC I and VC II (the “Administrative Services Agreements”) wherein SunAmerica has agreed to provide various services, including but not limited to: administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Pursuant to the Administrative Services Agreements, VC I pays SunAmerica an annual fee of 0.07% based on average daily net assets. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services provided and the Fund’s custodian, State Street Bank and Trust Company (“State Street”), 0.01% for calculation of the daily net asset value. For the fiscal year ended May 31, 2009, the Fund paid SunAmerica $84,025 for administrative services.
What did the Board consider in making its determination to approve the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement?
At a meeting held on January 25-26, 2010, the Board of Directors, including the Independent Directors, approved the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) with respect to the Fund. The Board considered that SunAmerica and BlackRock would become co-sub-advisers of the Fund and that they would replace American Century, the current sub-adviser responsible for the day-to-day management of the Fund.
The Board received materials relating to certain factors the Board considered in determining to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of services to be provided by SunAmerica and BlackRock; (2) SunAmerica’s and BlackRock’s sub-advisory fee rate compared to the sub-advisory fee rates of a peer group of funds with similar investment objectives (“Subadvisory Expense Group”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Fund compared to performance of comparable funds in its Morningstar Large Value category (“Performance Group”) and against the Fund’s current benchmark, the Russell 1000® Value Index (“Benchmark”) and the investment performance of comparable funds managed by SunAmerica and BlackRock against the Performance Group, Benchmark and the Fund’s performance; (4) the costs of services and the benefits potentially to be derived by SunAmerica and BlackRock, (5) whether the Fund will benefit from possible economies of scale by engaging SunAmerica and BlackRock as sub-advisers; (6) the profitability of VALIC, SunAmerica and BlackRock; and (7) the terms of the Sub-Advisory Agreements.
The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of the approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive session.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by SunAmerica and BlackRock. The Board also considered that SunAmerica’s and BlackRock’s management of the Fund is subject to the oversight of VALIC and the Board, and the Fund must be managed in accordance with the investment objectives, policies and restrictions as set forth in the Fund’s prospectus and statement of additional information. The Board noted that while the proposed addition of SunAmerica and BlackRock as sub-advisers would not result in a result in a change to the Fund’s investment objective, it would result in modifications to the Fund’s investment strategy.
The Board considered information provided to them regarding the services to be provided by SunAmerica and BlackRock. In this regard, the Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to VC I and to VC II and as sub-adviser to certain other funds in the VALIC complex. The Board also took into account its familiarity with BlackRock, which is a sub-adviser to another VC I fund. The Board considered the qualifications, background and responsibilities of SunAmerica’s and BlackRock’s investment and compliance personnel who would be responsible for providing investment management services to the Fund. The Board also took into account the financial condition of SunAmerica and BlackRock and their respective affiliates.
The Board, including a majority of the Independent Directors, concluded that the scope and quality of advisory services to be provided by SunAmerica and BlackRock under their respective Sub-Advisory Agreements would be satisfactory.
Fees and Expenses; Investment Performance. The Board received and reviewed information regarding the Fund’s advisory fee rate compared against other funds in its peer group. The Board considered that the Fund’s current advisory fee rate was above the median of its peer group and that following the sub-adviser change the Fund’s advisory fee rate would be at the median of its peer group.
The Board also received and reviewed the Fund’s sub-advisory fee rates compared against the Subadvisory Expense Group. The Board noted that the Fund’s sub-advisory fees were currently above the median of its Subadvisory Expense Group, but that they would be at the median of the Subadvisory Expense Group following the change of sub-advisers. The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board took into account that the sub-advisory fee rate payable to SunAmerica is identical to the sub-advisory fee rate payable to BlackRock and is at the median of its Subadvisory Expense Group. The Board also considered that the sub-advisory fees are paid by VALIC out of the advisory fees it receives from the Fund and that they are not paid by the Fund.
It was noted that VALIC would retain more of its advisory fees with the addition of the new sub-advisers. The Board also considered that VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. The Board concluded that the advisory fees and sub-advisory fees for the Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
The Directors then considered the performance of the Fund as compared to its Performance Group and Benchmark. It was noted that the Fund underperformed its Performance Group for the one-, three- and five-year periods ended December 31, 2009 and underperformed its Benchmark for the one- and five-year periods while outperforming the Benchmark for the three-year period. The Directors also noted that comparable funds managed by SunAmerica and BlackRock outperformed the Performance Group, Benchmark and the Fund for all periods.

The Directors also noted that they review regularly detailed performance information about the Fund. The Board concluded that the addition of SunAmerica and BlackRock could improve the Fund’s performance and provide more consistent returns versus the Fund’s Performance Group and Benchmark.
Cost of Services and Benefits Derived and Profitability/Economies of Scale. The Board was provided information related to the cost of services and benefits derived in connection with the Sub-Advisory Agreements. It was noted that the Fund pays SunAmerica an annual fee of 0.07% based on the Fund’s average daily net assets, for the provision of certain administrative services as described above. Out of the fee SunAmerica receives from the Funds, SunAmerica compensates VALIC for certain administrative services (0.02%) and the Fund’s custodian, State Street for calculation of the daily net asset value (0.01%). Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory and sub-advisory fees and that any collateral benefits derived as a result of providing advisory services to the Fund are de minimis.
The Board considered information provided by management with respect to SunAmerica from its relationship with the Fund.
Because sub-advisory fees are paid by VALIC and not by the Fund, the Directors determined that the costs of the services to be provided by SunAmerica and BlackRock and the profitability to SunAmerica and BlackRock from their relationship with the Fund was not a material factor in their deliberations with respect to consideration of approval of the Sub-Advisory Agreements. For similar reasons, the Board also concluded that the potential for economies of scale in SunAmerica’s and BlackRock’s management of the Fund was not a material factor in approving the Sub-Advisory Agreements, although it was noted that the Fund’s advisory and sub-advisory fee rates contain breakpoints.
Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities undertaken by SunAmerica and BlackRock. It was noted that there were no material differences between the terms of the Sub-Advisory Agreements and the American Century Sub-Advisory Agreement. The Board concluded that the terms of the Sub-Advisory Agreements were reasonable.
Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it, the considerations described above, and their deliberations, the Board, including a majority of the the Independent

Directors, concluded that it was in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreements.
VOTE REQUIRED: Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve the SunAmerica Sub-Advisory Agreement, (1) SunAmerica will not serve as sub-adviser to the Fund, and (2) the Board will consider what further actions to take, if any.
The Board unanimously recommends that shareholders of the Fund vote FOR approval of the SunAmerica Sub-Advisory Agreement.

ADDITIONAL INFORMATION
Information about VALIC
VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company (“AGLIC”), which is itself a wholly-owned subsidiary of AGC Life Insurance Company, which is wholly-owned by AIG Life Holdings (US), Inc. (“ALHU”). ALHU is a wholly-owned subsidiary of AIG. American General Distributors, Inc. (“AGDI”) serves as the principal underwriter to VC I. VALIC, AGDI, AGLIC and ALHU are located at 2929 Allen Parkway, Houston, Texas 77019. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.
Description of the Advisory Agreement. Under the Advisory Agreement and to the extent VALIC has not delegated its advisory functions to a sub-adviser, VALIC 1) provides an investment program for the Fund; 2) is responsible for the investment and reinvestment of the Fund’s assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities; 3) performs research, statistical analysis and continuous supervision of the Fund’s investment portfolio; 4) furnishes office space, equipment and personnel for managing the day-to-day operations of the Fund; 5) uses its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions; and 6) remits promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with the Fund’s portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.
Under the Advisory Agreement, VALIC bears the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. The Advisory Agreement also provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days’ written notice. A non-automatic termination must be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

The Board, including all of the Independent Directors, unanimously approved the continuation of the Advisory Agreement on August 4, 2009 for an additional one-year period. The Advisory Agreement remains in effect, and the fees payable to VALIC by the Fund under the Advisory Agreement will decrease effective June 7, 2010.
VALIC Officers and Directors. The following chart lists the principal executive officers and directors of VALIC and their principal occupations, if different from their positions with VALIC. The business address of each director is 2929 Allen Parkway, Houston, TX 77019, with the exception of Mr. Wintrob whose address is 1 SunAmerica Center, Los Angeles, CA 90067 and Mr. Miller whose address is 70 Pine Street, New York, NY 10270.

Name	Position with VALIC and Principal Occupation
Jay S. Wintrob	Director and Board Chairman; President and CEO SunAmerica Financial Group
Bruce R. Abrams	Director; President and CEO of VALIC
Michael J. Akers	Director; Senior V.P. & Chief Actuary of VALIC
Jim Coppedge	Director; Senior Vice President and General Counsel of VALIC
N. Scott Gillis	Director; Senior Vice President and CFO of VALIC
Sharla A. Jackson	Director; Executive V.P. – Operations of VALIC
Kathleen McCutcheon	Director; Senior V.P. – Human Resources of VALIC
Roger E. Hahn	Director; Director of Insurance Portfolio Investment of American General Life Companies
Dean E. Miller	Director; CFO of AIG Life and Retirement Services
Kurt W. Bernlohr, the President of VC I, is also an officer of VALIC.
Information about BlackRock
BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 8,000 employees in 19 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of December 31, 2009, the firm manages US$3.35 trillion across equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies in separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares® exchange-traded funds.

The following chart lists the principal executive officers and the directors of BlackRock and their principal occupations. The business address of each officer and director is 800 Scudders Mill Road, Plainsboro, NJ 08536.

Position with BlackRock and
Name	Principal Occupation
Ann Marie Petach	Chief Financial Officer and Managing Director
Robert P. Connolly	General Counsel, Managing Director and Secretary
Laurence D. Fink	Chief Executive Officer
Robert S. Kapito	President
Paul Audet	Vice Chairman
Charles Hallac	Vice Chairman and Co-Chief Operating Officer
Barbara Novick	Vice Chairman
Scott Amero	Vice Chairman
Susan Wagner	Vice Chairman and Chief Operating Officer
Robert Doll	Vice Chairman
Robert Fairbairn	Vice Chairman
Bennett Golub	Vice Chairman and Chief Risk Officer
Richard Kushel	Vice Chairman
Amy Engel	Treasurer and Managing Director
BlackRock is the investment adviser for the BlackRock Dividend Equity Fund, which has an investment objective similar to the Fund. As of December 31, 2009, the BlackRock Dividend Equity Fund had assets of approximately $6.7 billion. In addition, BlackRock received a management fee of 0.60% on all assets in the fund and did not waive or reimburse any portion of its management fee received with respect to the fund.
BlackRock Sub-Advisory Agreement. Pursuant to the BlackRock Sub-Advisory Agreement, BlackRock agreed to provide an investment program and be responsible for the investment and reinvestment of a portion of the Fund’s assets as described above. BlackRock will select securities for the Fund, subject to VALIC’s oversight. BlackRock may place trades through brokers of their choosing and will take into consideration the quality of the brokers’ services and execution. The BlackRock Sub-Advisory Agreement is attached as Exhibit B.
The BlackRock Sub-Advisory Agreement provides that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the BlackRock Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The BlackRock Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii)

the Independent Directors. The BlackRock Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days’ written notice.
The BlackRock Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Directors, on January 26, 2010. The effective date of the BlackRock Sub-Advisory Agreement will be June 7, 2010.
Service Agreements with Affiliates
As noted previously, SunAmerica serves as a sub-adviser to certain VC I and VC II funds and is the administrator of the VC I and VC II funds pursuant to Administrative Services Agreements with each. For the fiscal year ended May 31, 2009, the Fund paid $166,701 for administrative services.
VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost. For the fiscal year ended May 31, 2009, the Fund paid $983 for transfer agent services.
Shares of the Fund are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s agent in the distribution of Fund shares to the Separate Account.
Transactions with Affiliated Brokers
The Fund did not conduct any transactions with affiliated broker/dealers for the fiscal year ended May 31, 2009.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the President of VC I, Kurt W. Bernlohr, the Vice President and Secretary of VC I, Nori L. Gabert, the Treasurer of VC I, Gregory R. Kingston, and the Assistant Secretary of VC I, Mark Matthes, will vote on the matters in accordance with their judgment.

ANNUAL REPORTS
The audited Annual Report to Shareholders of VC I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
•	write to: VC I, P.O. Box 15648, Amarillo, Texas 79105-5648

•	call (800) 448-2542, or

•	access the Report through the Internet at www.valic.com.
SHAREHOLDER PROPOSALS
VC I is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Vice President and Secretary of VC I, 2929 Allen Parkway, Houston, Texas 77019.
VOTING INFORMATION
Proxies are solicited by mail. A portion of the expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by the Fund and a portion will be borne by SunAmerica. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.
VC I shareholders of record at the close of business on Friday, March 19, 2010 (“Record Date”) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share or unit held on that date. When a matter comes up for vote, the Separate Account will vote all shares in the same proportion as the unit votes actually received.
To VALIC’s knowledge, no person owns a contract to the extent that they would be entitled to give voting instructions regarding as much as 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families, as a group, beneficially owned less than 1% of the beneficial interests of the Fund outstanding as of the record date. As of the Record Date, VALIC Separate Account A owned directly in excess of 99.5% of the Fund’s outstanding shares.
Pass Through Voting: Shares of the Fund are sold to the Separate Account and are used as an investment option under Contracts and Plans. Participants in the Plan who select the Fund for investment through a Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An insurance company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to participants. Therefore, for a Separate Account that is registered with the SEC, an insurance company will request voting instructions from the participant and will vote shares or other interests in the Separate Account as directed by the participant. In the event that any participant fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those participants for, against, or abstain, in the same proportion as the shares for which voting instructions were received from participants investing through the same Separate Account, even if only a small number of participants provide voting instructions. The effect of proportional voting is that if a large number of participants fail to give voting instructions, a small number of participants may determine the outcome of the vote.
Shares of the Fund are also sold directly to Plans. A Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but in most cases will pass through any voting rights to Plan participants who have an interest in the Fund. Shareholders who are participants in a Plan that invests in the Fund without a variable annuity contract, or who are owners of an IRA, vote shares directly.
Quorum Requirements: A quorum for the Meeting occurs if a majority of the outstanding shares of beneficial interest entitled to vote at the Meeting are present in person or by proxy. Abstentions will be treated as present for determining the quorum. Abstentions will not, however, be counted as voting on any matter at the Meeting. As noted above, the Separate Account and the Plans own directly nearly all of the outstanding shares of the Fund and the Separate Account will vote those shares for which it receives timely voting instructions from shareholders in accordance with those instructions. As a result, a majority of the outstanding shares of the Fund will be represented at the Meeting and thus a quorum will be present. However, in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.
Please vote at your earliest convenience. If you mail your voting instruction card, or proxy card, as applicable, please mail it early enough to be delivered prior to the Meeting.
A proxy may be revoked at any time before the Meeting or during the Meeting by oral or written notice to Nori L. Gabert, 2929 Allen Parkway, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.
As of the Record Date, there were 15,835,201 shares of the Fund outstanding.
HOUSEHOLDING
Each shareholder will receive a single copy of this Proxy Statement even for more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive an additional copy of this Proxy Statement, please call us toll-free at 800-448-2542 or contact us at P.O. Box 15648, Amarillo, Texas 79105-5648 and we will send you an individual copy. In addition, this Proxy Statement is available at the website: www.proxyweb.com.
ADJOURNMENT
In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, Kurt Bernlohr, Nori L. Gabert, Gregory R. Kingston or Mark Matthes may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. Ms. Gabert, Mr. Kingston, Mr. Bernlohr or Mr. Matthes will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

EXHIBIT A
FORM OF
AMENDMENT NO. 5
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AMENDMENT NO. 5 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of June ___, 2010, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
RECITALS
     WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 with respect to the Covered Funds; and
     WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Core Value Fund as a Covered Fund; and
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the Core Value Fund as a Covered Fund. Sub-Adviser shall manage all or a portion of the Covered Fund, as applicable, and shall be compensated on those assets managed, in accordance with Section 2 of the Agreement, at the fee rate reflected in Schedule A, attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

THE VARIABLE ANNUITY LIFE	SUNAMERICA ASSET
INSURANCE COMPANY	MANAGEMENT CORP.

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A
Effective June __, 2010
Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by Sub-Adviser, and payable monthly:

Covered Fund	Fee
Core Value Fund	0.350% on the first $250 million
0.325% on the next $250 million
0.300% on the next $500 million
0.275% over $1 billion

Government Securities Fund	0.25% on the first $200 million
0.20% on the nest $300 million
0.15% over $500 million

Growth & Income Fund	0.25%

Large Capital Growth Fund	0.425% on the first $250 million
0.375% on the next $250 million
0.325% over $500 million

Mid Cap Index Fund	0.03% on first $150 million
0.02% on assets over $150 million

Money Market Fund	0.12%

Nasdaq-100 Index Fund	0.15% on first $250 million
0.13% on next $250 million
0.11% over $500 million

Small Cap Index Fund	0.03% on first $150 million
0.02% on assets over $150 million

Stock Index Fund	0.02% on first $2 billion
0.01% on assets over $2 billion

AMENDMENT NO. 4
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AMENDMENT NO. 4 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is dated as of August 10, 2009, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”), a Texas Corporation, and SunAmerica Asset Management Corp. (the “Sub-Adviser”).
RECITALS
     WHEREAS, VALIC and VALIC Company I (“VC I”) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 with respect to the Covered Funds; and
     WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition of the Government Securities Fund as a Covered Fund; and
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund	Fee
Government Securities Fund	0.25% on the first $200 million
0.20% on the next $300 million
0.15% on assets over $500 million
0.40% over $1 billion
Sub-Adviser shall manage the Government Securities Fund and shall be compensated as noted above.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 as of the date first above written.

THE VARIABLE ANNUITY LIFE		SUNAMERICA ASSET
INSURANCE COMPANY		MANAGEMENT CORP.

By:	/S/ KURT W. BERNLOHR	By:	/S/ PETER HARBECK

Name:	Kurt W. Bernlohr	Name:	Peter Harbeck
Title:	Senior Vice President	Title:	President and CEO

AMENDMENT NO. 3
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     This AMENDMENT NO. 3 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of October 31, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and AIG SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
W I T N E S S E T H:
     WHEREAS, the Adviser and VALIC Company I (the “Corporation”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser pursuant to a written sub-advisory agreement; and
     WHEREAS, the Adviser and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated January 1, 2002, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain series (the “Funds”) of the Corporation, as listed on Schedule A of the Sub-Advisory Agreement;
     WHEREAS, the parties desire to amend the Sub-Advisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with sub-advisory affiliates; and
     WHEREAS, the Board of Directors of the Corporation has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.
     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
1.	The following provision is inserted in Section 1 of the Sub-Advisory Agreement:

“The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of the Corporation, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with the

Corporation, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Sub-Advisory Agreement.
     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY		AIG SUNAMERICA ASSET
LIFE INSURANCE COMPANY		MANAGEMENT CORP.

By:	/S/ EVELYN CURRAN	By:	/S/ PETER HARBECK

Name:	Evelyn Curran	Name:	Peter Harbeck
Title:	Senior Vice President	Title:	President and CEO

AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT
     This AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of October 19, 2005, by and among The Variable Annuity Life Insurance Company (“VALIC”) and AIG SunAmerica Asset Management Corp. (the “Sub-Adviser”).
RECITALS
     WHEREAS, VALIC and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated January 1, 2002 (the “Agreement”), with respect to the Covered Fund(s) listed on Schedule A thereto; and
     WHEREAS, the parties wish to amend Section 1 entitled “Services Rendered and Expenses Paid by the SUB-ADVISER” to include the following as the last paragraph:
The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund (s) (or a portion thereof) in securities or other assets.
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree upon the Amendment as stated above.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
By:	/S/ EVELYN M. CURRAN
Name:	Evelyn M. Curran
Title: Date:	Senior Vice President 10/3/05

ATTEST:
Michelle Deforest

AIG SUNAMERICA ASSET MANAGEMENT CORP.
By:	/S/ PETER A . HARBECK
Name:	Peter A. Harbeck
Title: Date:	President and CEO 10/3/05

ATTEST:
Michelle Deforest

AMENDMENT NO. 1
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of December ___, 2004, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY (“VALIC”) and AIG SUNAMERICA ASSET MANAGEMENT CORP. (the “Sub-Adviser”).
RECITALS
     WHEREAS, VALIC and VALIC Company I (“VC I”) (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
     WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated January 1, 2002 (the “Agreement”), with respect to the VC I Covered Funds with the Sub-Adviser; and
     WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition as a Covered Fund of the Large Capital Growth Fund; and
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect the addition of the new Covered Fund set forth below. The revised Schedule A is also attached hereto.

Covered Fund	Fee
Large Capital Growth Fund	0.425% on first $250 million
0.375% on next $250 million
0.325% over $500 million
Sub-Adviser shall manage a portion of the Large Capital Growth Fund assets and shall be compensated as noted above on that portion.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE		AIG SUNAMERICA ASSET
INSURANCE COMPANY		MANAGEMENT CORP.

By:	/s/ MARY L. CAVANAUGH	By:	/s/ PETER A. HARBECK

Name:	Mary L. Cavanaugh	Name:	Peter A. Harbeck
Title:	Executive Vice President	Title:	President and CEO

INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made as of this 1st day of January, 2002, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and SUNAMERICA ASSET MANAGEMENT CORP., hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of twenty-two portfolios (“Funds”):
Asset Allocation Fund
Blue Chip Growth Fund
Capital Conservation Fund
Core Equity Fund
Government Securities Fund
Growth & Income Fund
Health Sciences Fund
Income & Growth Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Growth Fund
Mid Cap Index Fund
Money Market I Fund
Nasdaq-100® Index Fund
Opportunities Fund
Science & Technology Fund
Small Cap Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund
Value Fund
In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).
(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectuses and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.
The SUB-ADVISER shall not be responsible for the administrative affairs of the Covered Fund, including pricing the Covered Fund. The SUB-ADVISER will provide reasonable assistance to VALIC to assist in pricing securities where market or broker quotations are not readily available.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. If VC I’s Board of Directors approves appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund and to execute for the Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of
VC I.

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net assets computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by mutual agreement of the parties, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net assets shall be determined by taking the average of all of the determinations of net assets, made in the manner provided in VC I’s Articles, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and

the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.
The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.
VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER will base its compliance with such provisions of the Code on accurate and timely portfolio information, including tax lot allocation, from VALIC.
4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:
VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities.

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that, upon request of VALIC or VC I, it will promptly provide VALIC or VC I with copies of all books and records relating to the Covered Fund, in accordance with the 1940 Act and rules thereunder.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, Articles and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.
The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on information provided to VALIC by the SUB-ADVISER for use in such material and which was specifically reviewed and approved by SUB-ADVISER.
7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	Attn: Nori L. Gabert, Esq.
2929 Allen Parkway
Houston, Texas 77019

If to SUB-ADVISER:	SunAmerica Asset Management Corp.
Attn: Robert Zakem, Esq.
733 Third Avenue, 3rd Floor
New York, New York 10017
The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

By: Name:	/S/ MARY CAVANAUGH Mary Cavanaugh
Title:	Senior Vice President , General Counsel and Secretary

ATTEST:
By:	/S/ NORI L. GABERT
Name:	Nori L. Gabert
Title:	Associate General Counsel

AIG SUNAMERICA ASSET
MANAGEMENT CORP.

By:	/S/PETER A. HARBECK
Name:	Peter A. Harbeck
Title:	President and CEO

ATTEST:
By:	/S/ TOM THOMPSON
Name:	Tom Thompson
Title:	Senior Legal Assistant

EXHIBIT B
FORM OF
AMENDMENT NO. 2
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     THIS AMENDMENT NO. 2 TO INVESTMENT SUB-ADVISORY AGREEMENT (the “Amendment”) is effective as of June ___, 2010, by and among The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (the “Sub-Adviser”).
RECITALS
     WHEREAS, VALIC and VALIC Company I (“VC I”) (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and
WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated March 5, 2007 (the “Agreement”), and as amended on October 31, 2007, with respect to the VC I Covered Fund with the Sub-Adviser as listed on Schedule A thereto; and
     WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the inclusion of the Core Value Fund, as one of the Covered Funds to be managed by the Sub-Adviser; and
     WHEREAS, pursuant to Section 5 of the Agreement which provides for an initial term of two years from the date of this Amendment, with respect to Core Value Fund.
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:
1.	Schedule A Amendment. Schedule A to the Agreement is hereby amended to reflect that the Sub-Adviser will manage the assets of the Core Value Fund and shall be compensated on those assets managed, in accordance with Section 2 of the Agreement, at the fee rate reflected in Schedule A attached hereto.

2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE		BLACKROCK INVESTMENT
INSURANCE COMPANY		MANAGEMENT, LLC

By:		By:
Name:	Kurt W. Bernlohr	Name:
Title:	Senior Vice President	Title:

SCHEDULE A
Effective June ___, 2010
SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion managed, as follows:

Covered Funds	Fee
Core Equity Fund	0.350% on the first $250 million
0.325% on the next $250 million
0.300% on the next $500 million
0.275% over $1 billion

Core Value Fund	0.350% on the first $250 million
0.325% on the next $250 million
0.300% on the next $500 million
0.275% over $1 billion

AMENDMENT NO. 1
TO
INVESTMENT SUB-ADVISORY AGREEMENT
     This AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT is dated as of October 31, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas Corporation (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC (the “Sub-Adviser”).
W I T N E S S E T H:
     WHEREAS, the Adviser and VALIC Company I (the “Corporation”), have entered into an Investment Advisory Agreement dated as of January 1, 2002, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation, and pursuant to which the Adviser may delegate one or more of its duties to a sub-adviser pursuant to a written sub-advisory agreement; and
     WHEREAS, the Adviser and the Sub-Adviser are parties to an Investment Sub-Advisory Agreement dated March 5, 2007, as amended from time to time (the “Sub-Advisory Agreement”), pursuant to which the Sub-Adviser furnishes investment advisory services to certain series (the “Funds”) of the Corporation, as listed on Schedule A of the Sub-Advisory Agreement;
     WHEREAS, the parties desire to amend the Sub-Advisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with sub-advisory affiliates; and
     WHEREAS, the Board of Directors of the Corporation has approved this Amendment to the Sub-Advisory Agreement and it is not required to be approved by the shareholders of the Funds.
     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:
1.	The following provision is inserted in Section 1 of the Sub-Advisory Agreement:

“The Sub-Adviser also represents and warrants that in furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser of the Funds or other series of the Corporation, to the extent any other sub-advisers are engaged by the Adviser, or any other sub-advisers to other investments companies that are under common control with the Corporation, concerning transactions of the Funds in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”
2.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.	Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Sub-Advisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Sub-Advisory Agreement.
     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

THE VARIABLE ANNUITY		BLACKROCK INVESTMENT
LIFE INSURANCE COMPANY		MANAGEMENT, LLC

By:	/S/ EVELYN CURRAN	By:	/S/ DENNIS R. MOLLEUR
Name:	Evelyn Curran	Name:	Dennis S. Molleur
Title:	Senior Vice President	Title:	Managing Director

INVESTMENT SUB-ADVISORY AGREEMENT
This AGREEMENT made this 5th day of March, 2007, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and BLACKROCK INVESTMENT MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”
VALIC and the SUB-ADVISER recognize the following:
(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)	VALIC is engaged as the investment adviser of VALIC Company I (“VC I”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VC I currently consists of thirty-two portfolios (“Funds”):

Asset Allocation Fund	Large Capital Growth Fund
Blue Chip Growth Fund	Mid Cap Index Fund
Broad Cap Value Income Fund	Mid Cap Strategic Growth Fund
Capital Conservation Fund	Money Market I Fund
Core Equity Fund	Nasdaq-100® Index Fund
Core Value Fund	Science & Technology Fund
Foreign Value Fund	Small Cap Aggressive Growth Fund
Global Equity Fund	Small Cap Fund
Global Strategy Fund	Small Cap Index Fund
Government Securities Fund	Small Cap Special Values Fund
Growth & Income Fund	Small Cap Strategic Growth Fund
Health Sciences Fund	Social Awareness Fund
Inflation Protected Fund	Stock Index Fund
International Equities Fund	VALIC Ultra Fund
International Government Bond Fund	Value Fund
International Growth I Fund
Large Cap Core Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).
(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)	VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.
VALIC and the SUB-ADVISER agree as follows:
1.	Services Rendered and Expenses Paid by the SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:
(a)	manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)	maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB-ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.
In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.
The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.
The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations.
The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.
Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.
The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.
VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.
The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.
Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of this Agreement.
The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.
2.	Compensation of the SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	Scope of the SUB-ADVISER’s Activities

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 817(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.
4.	Representations of the SUB-ADVISER and VALIC

The SUB-ADVISER represents, warrants, and agrees as follows:
(a)	The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)	The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.
          VALIC represents, warrants, and agrees as follows:
(a)	VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.
5.	Term of Agreement

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	Other Matters

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER’s files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB-ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.
7.	Applicability of Federal Securities Laws

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	Amendment and Waiver

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	Notices

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Evelyn Curran	Attn: Tom Ward
2929 Allen Parkway, L14	2929 Allen Parkway, L13-20
Houston, Texas 77019	Houston, Texas 77019

If to SUB-ADVISER:

800 Scudders Mill Road
Plainsboro, NJ 08536
Attn: Legal Department

     The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY

		By:	/s/ EVELYN M. CURRAN
		Name:	Evelyn M. Curran
		Title:	Senior Vice President

ATTEST:

Attest:	/s/ MARK MATTHES
Name:	Mark Matthes
Title:	Assistant Secretary

BLACKROCK INVESTMENT
MANAGEMENT, LLC

		By:	/s/ DONALD D. BURKE
		Name:	Donald Burke
		Title:	Managing Director

ATTEST:

Attest:	/s/ RACHEL P. RICCI
Name:	Rachel P. Ricci
Title:	Vice President